Dodie Kent

Vice President and

Associate General Counsel

(212) 314-3970

Fax: 707-1791

[AXA EQUITABLE LOGO]

September 10, 2014

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Separate Account No. 45 of AXA Equitable Life Insurance Company (the “Account”) Registration Nos.:
333-44996 and 811-08754 Accumulator Advisor
033-83750 and 811-08754 Accumulator
333-64751 and 811-08754 Accumulator Plus
333-73121 and 811-08754 Accumulator Select
333-61380 and 811-08754 Accumulator Elite

Commissioners:

AXA Equitable, on behalf of Registrant, has sent to contract owners the semi-annual reports, for the period ended June 30, 2014, for the following underlying mutual funds (“Funds”) in which Registrant invests:

•	AXA PREMIER VIP TRUST – underlying funds:

AXA Aggressive Allocation;

AXA Conservative Allocation;

AXA Conservative-Plus Allocation;

AXA Moderate Allocation;

AXA Moderate-Plus Allocation;

Multimanager Technology.

•	EQ ADVISORS TRUST – underlying funds:

AXA 2000 Managed Volatility;

AXA 400 Managed Volatility;

AXA/Franklin Balanced Managed Volatility;

AXA/Franklin Small Cap Value Managed Volatility;

AXA/Franklin Templeton Allocation Managed Volatility;

AXA Global Equity Managed Volatility;

AXA International Core Managed Volatility;

AXA International Value Managed Volatility;

AXA Large Cap Core Managed Volatility;

AXA Large Cap Growth Managed Volatility;

AXA Large Cap Value Managed Volatility;

AXA Mid Cap Value Managed Volatility;

AXA/Mutual Large Cap Equity Managed Volatility;

AXA/Templeton Global Equity Managed Volatility;

EQ/AllianceBernstein Short Duration Government Bond;

EQ/AllianceBernstein Small Cap Growth;

EQ/Calvert Socially Responsible;

EQ/Common Stock Index;

EQ/Core Bond Index;

EQ/Equity 500 Index;

EQ/GAMCO Mergers and Acquisitions;

EQ/GAMCO Small Company Value;

EQ/Intermediate Government Bond;

EQ/International Equity Index;

EQ/Large Cap Growth Index;

EQ/Large Cap Value Index;

EQ/Mid Cap Index;

EQ/Money Market;

EQ/Morgan Stanley Mid Cap Growth;

EQ/Quality Bond PLUS;

EQ/Small Company Index;

Multimanager Technology

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

AXA Equitable understands that the Funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Very truly yours,

/s/ Dodie Kent
Dodie Kent

AXA EQUITABLE LIFE INSURANCE COMPANY

1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104